UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 12, 2005
                Date of Report (Date of earliest event reported)

                                ________________

                                PMC-SIERRA, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              0-19084                                    94-2925073
         (Commission File)                  (IRS Employer Identification Number)

                               3975 Freedom Circle
                              Santa Clara, CA 95054
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 239-8000
              (Registrant's telephone number, including area code)
________________________________________________________________________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement

         From time-to-time, PMC-Sierra, Inc. (the "Company") may grant awards, including stock options, to its executive officers and other employees under its 1994 Incentive Stock Plan, as amended (the "1994 Plan"). The 1994 Plan was filed as Exhibit 10.2 to the Company's Form 10-Q filed on May 13, 2003. A form of agreement pursuant to which stock options are granted under the 1994 Plan is attached hereto as Exhibit 10.17 and is hereby incorporated by reference.

         From time-to-time the Company may grant awards, including stock options, to its executive officers and other employees under its 2001 Stock Option Plan, as amended, (the "2001 Plan"). The 2001 Plan was filed as Exhibit
10.3 to the Company's Form 10-Q filed on August 12, 2003. A form of agreement pursuant to which stock options are granted under the 2001 Plan is attached hereto as Exhibit 10.18 and is hereby incorporated by reference.

         On April 12, 2005, the Company's Board of Directors approved the following changes to compensation paid to non-employee directors, effective April 6, 2005:

         o Increase the annual cash payment to each director from $16,000 to $20,000 per year.

         o Offer annually the lead independent director or independent board chair and the audit committee chair the choice between a $15,000 cash payment, or a fully vested option to purchase a number of shares equal to $45,000 divided by the per share market value on the date of grant.

         o Offer annually each committee member, other than the audit committee chair, the choice between a $3,000 cash payment, or a fully vested option to purchase a number of shares equal to $9,000 divided by the per share market value on the date of grant.


Item 9.01.  Financial Statements and Exhibits.

            (c)      Exhibits.


 Exhibit        Description


  10.17 Form of stock option agreement for 1994 Incentive Stock Plan, as amended.


  10.18 Form of stock option agreement for 2001 Stock Option Plan, as amended.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                PMC-SIERRA, INC.


                                /s/ Alan F. Krock
                                ----------------------------
                                Alan F. Krock
                                Vice President,
                                Chief Financial Officer and
                                Principal Accounting Officer


Date:  April 14, 2005





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